EXHIBIT 10.1

LEGEND INTERNATIONAL HOLDINGS, INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT FOR SHARES OF COMMON STOCK

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?
The following items in this Subscription Agreement must be completed. Please check each applicable box. If the Subscriber is acting on behalf of more than one disclosed principal, a separate subscription agreement must be completed for each disclosed principal.

All Subscribers
The sections on the next page of this Subscription Agreement
Subscribers in CANADA other than the Province of Québec
Schedule “B” indicating which category is applicable
Subscribers located in UNITED STATES
Schedule “C” indicating which category is applicable

You may not change any part of this agreement without the consent of Legend International Holdings, Inc.

SUBSCRIPTION AGREEMENT

TO:	LEGEND INTERNATIONAL HOLDINGS, INC. (THE “COMPANY”)
AND TO:	BMO NESBITT BURNS INC. (“BMO NESBITT BURNS”), WELLINGTON WEST CAPITAL MARKETS INC. AND BBY LTD. (TOGETHER WITH BMO NESBITT BURNS, THE “AGENTS”).

The undersigned subscriber (the “Subscriber”), on its own behalf and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase the number of Common Shares (as defined herein) of the Company to be issued for the aggregate subscription price set out below (the “Subscription Amount”). For certainty, all schedules are incorporated herein by reference and are integral parts of this agreement (this subscription agreement together with all schedules, the “Subscription Agreement”). The Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement.

___________________________________________________	Number of Common Shares: __________________________
Name of Subscriber - please print ___________________________________________________ Signature (of individual or authorized signatory)
Subscription Price per Common Share: US$2.50

___________________________________________________	Aggregate Subscription Price: US$_____________________
Official Capacity/Title (of authorized signatory) - please print
___________________________________________________
Please print name of individual whose signature appears above if different than the name of the subscriber printed above.
Disclosed Principal Information:
Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.
____________________________________________________
Name of Principal
____________________________________________________
Principal’s Street Address
____________________________________________________
City and Province/State or Country                      Postal/Zip Code
____________________________________________________
Telephone Number                                           Facsimile Number

___________________________________________________
Subscriber’s Street Address ___________________________________________________
City and Province/State or Country Postal/Zip Code ___________________________________________________
Telephone Number Email Address

Register the Common Shares as set forth below:	Deliver the Common Shares as set forth below:

__________________________________________	_______________________________________________
Name	Name
__________________________________________	_______________________________________________
Account reference, if applicable	Account reference, if applicable

__________________________________________	_______________________________________________
Address, including postal code	Address, including postal code
__________________________________________ Phone Number:	_______________________________________________ Phone Number:

A COMPLETED AND EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT, INCLUDING THE SCHEDULE(S), MUST BE DELIVERED OR FAXED BY 4:00 p.m. ON MAY 29, 2008 TO:
BMO Capital Markets Corp., 3 Times Square, 27th Floor, New York, NY  10036
Attention: Catherine Cruz, Fax: (212) 702-1933

 – INTERPRETATION

Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agency Agreement” means the Agency Agreement to be entered into between the Agents and the Company in respect of the Offering.

“Agents” means, collectively, BMO Nesbitt Burns, Wellington West Capital Markets Inc. and BBY Ltd., and their broker-dealer affiliates as well as the U.S. Agents.

“BMO Nesbitt Burns” means BMO Nesbitt Burns Inc.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” means shares of common stock in the capital of the Company.

“Company” means Legend International Holdings, Inc.

“Disclosed Principal” shall have the meaning ascribed to such term on the second page of this Subscription Agreement.

“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions.

“Offering” means the offering of Common Shares pursuant to this Subscription Agreement and the Agency Agreement.

“person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces and territories of Canada, and in the United States and each state of the United States.

“Subscriber” means the subscriber for the Common Shares as set out on the second page of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement.

“Subscription Amount” shall have the meaning ascribed to such term on the second page of this Subscription Agreement.

“Term Sheet” means the term sheet delivered to potential purchasers of Common Shares, a copy of which is attached hereto as Schedule “A”.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“U.S. Accredited Investor” means “accredited investor” as defined in Rule 501(a) of Regulation D adopted pursuant to the U.S. Securities Act.

“U.S. Agents” means the U.S. broker-dealer affiliates of the Agents.

“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act.  Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (1) any natural person resident in the United States,  (2) any partnership or corporation organized or incorporated under the laws of the United States, (3) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (4) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (5) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

Currency

Unless otherwise specified, the symbol “US$” means in U.S. dollars and “Cdn$”, means in Canadian dollars.

Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer.  Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

 – SCHEDULES

Description of Schedules

The following are the Schedules attached to and forming part of this Subscription Agreement:

Schedule “A”	-	Term Sheet
Schedule “B”	-	Canadian Accredited Investor Status Certificate
Schedule “C”	-	U.S. Accredited Investor Certificate
Schedule “D”	-	Form of Declaration for Removal of Legend

 - SUBSCRIPTION AND DESCRIPTION OF COMMON SHARES

Subscription for Common Shares

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Common Shares from the Company, on and subject to the terms and conditions set out in this Subscription Agreement and for the Subscription Amount which is payable as described in Article 4 hereto and set forth on the second page hereof.

Acceptance and Rejection of Subscription by the Company

The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Common Shares, or to terminate the Offering, in whole or in part, at any time prior to the Closing Time.  If this subscription is rejected in whole, or the Offering is terminated, any cheques or other forms of payment delivered to the Agents representing the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Common Shares which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

Settlement of Common Shares

Settlement of the Common Shares will be effected by means of physical Common Share certificates registered in the name of one of the Agents on behalf of such Subscriber, or as the Subscriber otherwise directs.

Promptly after the Closing, the Canadian or off-shore Subscriber will receive a written ownership statement containing the legend detailing the resale restrictions that apply to the Common Shares under applicable securities legislation.  By executing this Subscription Agreement, the Subscriber agrees that if such Subscriber transfers the Common Shares during any applicable hold periods, the Subscriber will deliver such ownership statement to the subsequent transferee and will comply with all applicable Securities Laws.

 - CLOSING

Closing

Delivery and sale of the Common Shares and payment of the Subscription Amount will be completed (the “Closing”) at the offices of Phillips Nizer LLP (666 Fifth Avenue, New York, NY) at or about 12:00 p.m. (the “Closing Time”) on June 3, 2008 or such other place, date or time as the Company and the Agents may agree (the “Closing Date”). If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents, or waived by the Agents, the Agents shall deliver to the Company at the Closing Time all completed Subscription Agreements and payment of the aggregate Subscription Amount for all of the Common Shares sold pursuant to the Agency Agreement against delivery of certificates representing the Common Shares and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company, if and as applicable, to the Agents on behalf of the Subscriber of certificates representing the Common Shares) and the Agency Agreement have not been complied with to the satisfaction of the Agents, or waived by them, the Agents, the rights and obligations of the Subscribers hereunder shall cease and determine (but without prejudice to any accrued rights the Company may have in respect of any prior breach by the Subscriber of the terms hereof) and any monies that the Subscriber has paid to the Agents in respect of its subscription for the Common Shares will be returned to the Subscriber, without interest, or deduction, as soon as practicable. The Agents have the right, inter alia, to terminate the Agency Agreement in their absolute discretion (and the Subscribers’ obligations hereunder) in certain circumstances set out in the Agency Agreement.

Conditions of Closing

The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

a)	payment by the Subscriber of the Subscription Amount by wire transfer or certified cheque payable to the Agents or as otherwise directed by the Agents;

b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

BMO Capital Markets Corp.
3 Times Square, 27th Floor
New York, NY  10036

c)	the Subscriber having properly completed, signed and delivered one of either Schedule “B” or “C” as applicable:

a.
if the Subscriber is resident in or otherwise subject to the Securities Laws of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Nova Scotia, New Brunswick, Newfoundland and Labrador or Prince Edward Island and is purchasing as an “accredited investor”, a duly completed and executed Canadian Accredited Investor Status Certificate in the form attached hereto as Schedule “B”; or

b.
if the Subscriber is a U.S. Person or was present in the United States at the time the offer was made or this Subscription Agreement was signed, a duly completed and executed U.S.  Accredited Investor certificate in the Form attached hereto to as Schedule “C”.

Power of Attorney

The Subscriber irrevocably authorizes BMO Nesbitt Burns in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints BMO Nesbitt Burns, with full power of substitution, as its true and lawful attorney with the full power and authority to act for and in the name of the Subscriber, to execute and deliver such documents, instruments or agreements and do all acts necessary to effect the following:

a)
if delivered, to receive certificates representing the Common Shares, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, if any, to complete and correct any manifest errors or omissions in any form or document provided by the Subscriber, including this Subscription Agreement and the Schedules hereto, in connection with the subscription for the Common Shares and to exercise any rights of termination contained in the Agency Agreement;

b)	to negotiate and settle documents related to the Offering including any opinions, certificates or other documents addressed to the Subscriber;

c)
to extend or shorten any time periods and to modify or waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement and the Agency Agreement or any ancillary or related document, provided that such extensions, modifications, or waivers do not materially affect the Subscriber’s obligations or economic benefits under this Subscription Agreement;

d)	to make payment of the Subscription Amount for the Common Shares purchased hereby on behalf of the Subscriber or any Disclosed Principal;

e)
to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agents in their sole discretion may determine and the Agents shall have no liability to any Subscriber whatsoever in connection with any decision to waive any of such conditions or to extend the time for satisfaction of such conditions or any decision to exercise or not exercise or extend the right to terminate the Agency Agreement; and

f)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement.

The power of attorney is irrevocable, is coupled with an interest, and has been given for valuable consideration, the receipt and adequacy of which is acknowledged.  The power of attorney and other rights and privileges granted under this Section 4.3 will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber.  The power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with BMO Nesbitt Burns may conclusively presume and rely upon the fact that any document, instrument or agreement executed by BMO Nesbitt Burns pursuant to this power of attorney is authorised and binding on the Subscriber, without further inquiry. The Subscriber agrees to be bound by any representations or actions made or taken by BMO Nesbitt Burns pursuant to this power of attorney, and waives any and all defences that may be available to contest, negate or disaffirm any action of BMO Nesbitt Burns taken in good faith under this power of attorney.

 - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Representations, Warranties and Covenants of the Company

The Subscriber shall be entitled to rely on the representations, warranties and covenants made by the Company to the Agents and set forth in the Agency Agreement, to the extent they have not been amended or waived by the Agents.  Such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the closing of the purchase and sale of the Common Shares and shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement and this Subscription Agreement.

 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

Acknowledgements, Representations, Warranties and Covenants of Subscribers who are NOT U.S. Persons and who were NOT in the United States when this offer of Common Shares was received or signed

The Subscriber, which is not a U.S. Person, was not offered the Common Shares in the United States, and which did not sign this Subscription Agreement in the United States, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company and the Agents as follows, and acknowledges that the Company and the Agents are relying on such representations and warranties in connection with the transactions contemplated herein:

a)
The Subscriber certifies that it is resident in the jurisdiction set out on the second page of this Subscription Agreement.  Such address was not created and is not used solely for the purpose of acquiring the Common Shares and the Subscriber was solicited to purchase in such jurisdiction.

b)
The Subscriber has properly completed, executed and delivered to the Company the applicable certificate(s) (dated as of the date hereof) set forth in Schedule “B” and the information contained therein is true and correct, both as of the date of execution of this Subscription Agreement and as of the Closing Time.

c)
The Subscriber is not a U.S. Person nor subscribing for the Common Shares for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Common Shares have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States.

d)
The Subscriber will not offer, sell or otherwise dispose of the Common Shares in the United States or to a U.S. Person unless the Company has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the U.S. Securities and Exchange Commission has declared effective a registration statement in respect of such securities.

e)
If the Subscriber is not a person resident in Canada, the subscription for the Common Shares by the Subscriber does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Company or the Agents to prepare and file a prospectus or similar document or to register the Common Shares or to be registered with or to file any report or notice with any governmental or regulatory authority.

f)
The Subscriber is not a national or resident of the United States, Australia or the Republic of Ireland or Japan or a company, partnership or other entity organised under the laws of the United States, Australia or the Republic of Ireland or Japan and the Subscriber will not offer, sell or deliver directly or indirectly any of the Common Shares in the United States, Australia, the Republic of Ireland or Japan or to or for the benefit of any person resident in such jurisdictions.

g)
The Subscriber will not sell, transfer or dispose of the Common Shares except in accordance with all applicable securities laws, and the Subscriber acknowledges that the Company and Agents shall have no obligation to register any purported sale, transfer or disposition which violates such securities laws.

h)
The subscription for the Common Shares has not been made through or as a result of, and the distribution of the Common Shares is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

i)
If the Subscriber is resident in or otherwise subject to the Securities Laws applicable in the Province of Ontario, the information provided by the Subscriber on the second page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Common Shares being purchased hereunder and the total purchase price as well as the Closing Date and the exemption that the Subscriber is relying on in purchasing the Common Shares will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario. Each Subscriber (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information to the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Subscriber should contact the Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086 or in person or writing at Suite 1900, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

Acknowledgements, Representations, Warranties and Covenants of the Subscriber that IS a U.S. Person or was in the United States at the time this offer of Common Shares was received or signed

The Subscriber, which is a U.S. Person, was offered the Common Shares in the United States, or which signed this Subscription Agreement in the United States,  on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company and the Agents as follows and acknowledges that the Company and the Agents are relying on such representations and warranties in connection with the transactions contemplated herein:

a)
The Subscriber is a U.S. Accredited Investor and is acquiring the Common Shares for its own account or for the account of another U.S. Accredited Investor over which the Subscriber exercises sole investment direction and not with a view to resale for distribution of the Common Shares in violation of United States Securities Laws and the Subscriber certifies that it and each Disclosed Principal is a resident in the jurisdiction set out on the second page of this Subscription Agreement and that the investment decision with respect to the Common Shares was made in such jurisdiction.  Such address was not created and is not used solely for the purpose of acquiring the Securities and the Subscriber was solicited to purchase in such jurisdiction.

b)
The Subscriber has properly completed, executed and delivered to the Company the applicable certificate(s) (dated as of the date hereof) set forth in Schedule “C”, as applicable, and the information contained therein is true and correct, both as of the date of execution of this Subscription Agreement and as of the Closing Time.

c)
In the event that the Subscriber requests that the certificates representing the Common Shares be registered and/or delivered in the name of someone with an address in a state other than the state of its residence as set out on the face page hereof, it has done so only for safekeeping or as a bare trusteeship with respect to such certificate in accordance with its normal business practice.

d)
The Subscriber is not a national or resident of Australia or the Republic of Ireland or Japan or a company, partnership or other entity organised under the laws of the Australia or the Republic of Ireland or Japan and the Subscriber will not offer, sell or deliver directly or indirectly any of the Common Shares in Australia or the Republic of Ireland or Japan or to or for the benefit of any person resident in Australia or the Republic of Ireland or Japan.

e)
The subscription for the Common Shares has not been made through or as a result of, and the distribution of the Common Shares is not being accompanied by any general solicitation or general advertising (as those terms are used in Regulation D in the U.S. Securities Act), including advertisements, articles, notices or other communication published in any printed public media, radio, television or telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

f)
The Subscriber agrees to indemnify and hold harmless the Company and the Agents and each of their respective officers, directors, employees and agents from and against any and all costs, liabilities and expenses, including attorneys’ fees, arising out of or related in any way to any breach of any confirmation, representation, warranty or undertaking contained in this Subscription Agreement.

g)
The Subscriber understands that the Common Shares will be “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and agrees that if it decides to offer, sell or otherwise transfer any of the Common Shares, such Common Shares may be offered, sold or otherwise transferred only (A) to the Company; (B) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act; (C) within the United States in accordance with (i) Rule 144A to a person who the seller reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale, or transfer is being made in reliance on Rule 144A, if available, or (ii) the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if applicable; (D) in a transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; or (E) pursuant to an effective registration statement under the U.S. Securities Act, provided that with respect to sales or transfers under clauses (C)(ii) or (D), only if the holder has furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, prior to such sale or transfer and in each case in accordance with any applicable state securities laws in the United States or securities laws of any other applicable jurisdiction;

h)
The Subscriber understands and acknowledges that all certificates representing the Common Shares originally issued to a U.S. Person or a person in the United States, or a person for the account or benefit of a U.S. Person, as well as all certificates in exchange for or in substitution of the foregoing securities, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT THESE SECURITIES MAY BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH (I) RULE 144A OF THE U.S. SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(II) AND (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.”

Provided that If any such securities are being sold under clause h(C)(ii) or h(D) above, the legend may be removed by delivery to the transfer agent for the Company and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

i)
The Common Shares have not been registered under the U.S. Securities Act or any applicable state securities laws, the offer and sale are being made in reliance on a private placement exemption provided by Rule 506 of Regulation D under the U.S. Securities Act thereunder to investors who are U.S. Accredited Investors and the Common Shares may not be offered or sold in the United States or to U.S. Persons unless such securities are registered under such Act or an exemption from the registration requirements of such Act is available.  The Subscriber further understands that there is no assurance that any exemption from registration under the U.S. Securities Act will be available and that, even if available, such exemption may not allow the Subscriber to transfer all or any portion of the Common Shares under the circumstances, in the amounts or at the times that the Subscriber may propose.

j)
The Subscriber understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Common Shares without first being notified by the Company that it is satisfied that such transfer is exempt from, or not subject to, the registration requirements of the U.S. Securities Act and applicable state securities laws.

k)
The Subscriber consents to the Company making a notation on its records and/or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

l)
The Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Common Shares.  The Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities.  In particular, no determination has been made whether the Company will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code.

Further Representations, Acknowledgments and Covenants of ALL Subscribers

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges, covenants and agrees as follows and acknowledges, that the Company and the Agents are relying on such representations and warranties in connection with the transactions contemplated herein:

a)
THERE ARE RISKS ASSOCIATED WITH THE PURCHASE OF AND INVESTMENT IN THE COMMON SHARES, INCLUDING THE RISKS DISCLOSED IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K DATED MARCH 17, 2008, AND THE SUBSCRIBER IS KNOWLEDGEABLE AND HAS SUBSTANTIAL EXPERIENCE IN BUSINESS AND FINANCIAL MATTERS AND IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE COMMON SHARES AND PROTECTING THE SUBSCRIBER’S OWN INTEREST, AND FULLY UNDERSTANDS THE RESTRICTIONS ON RESALE OF THE COMMON SHARES AND IS CAPABLE OF BEARING THE ECONOMIC RISK OF THE LOSS OF THE ENTIRE INVESTMENT IN COMMON SHARES.

b)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the investment merits of the Common Shares.

c)
The Agents and/or their directors, officers, employees, agents, affiliates, and representatives assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any such publicly available information concerning the Company or as to whether all information concerning the Company that is required to be disclosed or filed by the Company under the Securities Laws has been so disclosed or filed.

d)
If required by applicable Securities Laws or the Company, the Subscriber will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue and/or sale of the Common Shares as may be required by any securities commission, stock exchange or other regulatory authority.

e)
The Subscriber will consult its own legal advisors with respect to trading in the Common Shares when issued and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and neither the Company nor the Agents are in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or Disclosed Principals for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

f)
The Subscriber has been offered the opportunity to ask questions and receive answers from management concerning the Company, the Common Shares and the terms and conditions of this Offering and any such request for information has been complied with to the Subscriber's satisfaction.

g)
The Subscriber acknowledges that the Company is still in the process of applying for exploration licences in respect of certain properties and that there can be no assurance that the Company will ever be granted such licences.

h)
The Subscriber has not received or been provided with a prospectus, an offering memorandum, or any other offering document (other than the Term Sheet) describing the business and affairs of the Company, and has relied solely upon the Term Sheet and information about the Company which is publicly available and not upon any other representation as to fact or otherwise made by or on behalf of the Company.

i)
The Subscriber’s decision to subscribe for the Common Shares was based solely upon the Term Sheet attached hereto as Schedule “A” and information about the Company which is publicly available (any such information having been obtained by the Subscriber without independent investigation or verification by the Agents).

j)	No person has made any written or oral representations:

a.	that any person will resell or repurchase the Common Shares, or;

b.	as to the future price or value of the Common Shares.

k)
In the case of a subscription for the Common Shares by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber.  This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

l)	If the Subscriber is:

a.
a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Common Shares as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

b.
a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

c.	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

m)
The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.  The Subscriber acknowledges that it is not relying on legal or tax advice provided by the Company or the Agents or their respective counsel.

n)	There is no government or other insurance covering the Common Shares.

o)
The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Common Shares and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber if the Subscriber is not an individual, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

p)
The Subscriber has obtained all necessary consents and authorities to enable it to agree to subscribe for the Common Shares and to perform its obligations under this Subscription Agreement and the Subscriber has otherwise observed all applicable laws, obtained any requisite governmental or other consents, complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with its acceptance and the Subscriber has not taken any action which will or may result in the Company or the Agents acting in breach of any regulatory or legal requirements of any territory in connection with the offering or the Subscriber’s subscription.

q)
The Subscriber acknowledges that this Subscription Agreement and the exhibits and schedules hereto require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Common Shares under Securities Laws and other applicable securities laws, and preparing and registering certificates representing Common Shares to be issued to the Subscriber, as the case may be, and completing filings required by any stock exchange or securities regulatory authority.  The Subscriber’s personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, (b) revenue or taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.  The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal.

r)	The Subscriber is not entitled to be paid any commission in relation to its participation in the Offering.

s)
The Subscriber is a U.S. Accredited Investor and is acquiring the Common Shares for its own account or for the account of another U.S. Accredited Investor over which the Subscriber exercises sole investment direction and not with a view to resale for distribution of the Common Shares in violation of United States Securities Laws and the Subscriber certifies that it and each Disclosed Principal is a resident in the jurisdiction set out on the second page of this Subscription Agreement and that the investment decision with respect to the Common Shares was made in such jurisdiction.  Such address was not created and is not used solely for the purpose of acquiring the Securities and the Subscriber was solicited to purchase in such jurisdiction.

t)
In the case of a subscription for the Common Shares by the Subscriber acting as trustee or agent for a fully managed account or as agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.

u)	Other than the Agents, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.

v)
The funds representing the Subscription Amount which will be advanced by the Subscriber to the Company hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

w)
The Subscriber agrees to indemnify and hold harmless the Company and the Agents and each of their respective officers, directors, employees and agents from and against any and all costs, liabilities and expenses, including attorneys’ fees, arising out of or related in any way to any breach of any confirmation, representation, warranty or undertaking contained in this Subscription Agreement.

x)	The Subscriber acknowledges that the Common Shares do not give rights to participate in new issues of securities of the Company.

 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

Survival of Representations, Warranties and Covenants of the Company

The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agents.

Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company or the Agents with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares and shall continue in full force and effect for the benefit of the Company and the Agents.

 – FEES
Fees to the Agents

The Subscriber understands that in connection with the issue and sale of the Common Shares pursuant to the Offering, the Agents will receive from the Company on Closing, the fees set forth in the attached Term Sheet.  No other fee or commission is payable by the Company in connection with the completion of the Offering.  However, the Company will pay certain fees and expenses of the Agents in connection with the Offering, as set out in the Agency Agreement.

 – MISCELLANEOUS
Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

Notices

a)
Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile to such party, as follows:

a.	in the case of the Company, to:

Legend International Holdings, Inc.
Level 8, 580 St Kilda Road
Melbourne VIC 3004 Australia

Attention:             Joseph Gutnick, President and Chief Executive Officer
Fax:                      613 8532 2805

b.	in the case of the Subscriber at the address specified herein with a copy to BMO Nesbitt Burns (on behalf of the Agents):

BMO Nesbitt Burns Inc.
1 First Canadian Place, 4th Floor
Toronto, Ontario M5X 1H3

Attention:             Jason M. Attew
Fax:                      (416) 359-4459

b)
Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by the Subscriber in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the Subscriber.

Applicable Law and Venue

This Subscription Agreement, any amendment, addendum, annex, exhibit, supplement, or other document relating hereto, and any dispute arising from or related thereto, shall be governed by and construed in accordance with the internal laws of the Province of Ontario governing contracts made and to be performed wholly therein, without reference to its principles governing the choice or conflict of laws, and the parties hereto and their successors in interest irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the City of Toronto, with respect to any dispute arising from or related thereto.

Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the Company and the Subscriber.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid.  This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, faxed or electronically scanned form and the parties adopt any signature received by a receiving fax machine or computer as original signatures of the parties.

Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

Language

It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English.  Il est de la volonté expressed du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise.

The Company hereby accepts the subscription for Common Shares set forth in this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules as of the Closing Date.

LEGEND INTERNATIONAL HOLDINGS, INC.

Per:
Authorized Signing Officer

SCHEDULE “A”
TERM SHEET
Indicative Terms and Conditions

Issuer:	Legend International Holdings, Inc. (“Legend” or the “Company”).
Offering:	Treasury offering of 42,000,000 common shares (“Common Shares”)
Offering Size:	US$105,000,000
Offering Price:	US$2.50 per Common Share
Use of Proceeds:
The net proceeds from the Offering will be used to advance Lady Annie, Lady Jane, D Tree and other phosphate properties in the Queensland Territory that Legend has identified to a feasibility stage and for general working capital purposes.

Form of Offering:
Marketed private placement of Common Shares, provided that such sales will be completed in accordance with applicable securities laws and under available exemptions from prospectus and registration requirements, and without the use of an offering memorandum.

All offers and sales will be made in all provinces of Canada to purchasers who are “Accredited Investors” (as defined in National Instrument 45-106) or otherwise eligible to purchase without a prospectus under other available prospectus exemptions.  U.S. sales will be made by private  placement to “accredited investors” (as defined in Regulation D) pursuant to Regulation D, with subsequent Registration Rights. The private placement may also be sold internationally, as permitted.

Registration Rights:
The Company will enter into a registration rights agreement with the Lead Agent for the benefit of the holders of the Common Shares pursuant to which the Company will agree to use commercially reasonable efforts to register the Common Shares sold in the Offering by filing a post-effective amendment (“P/E Amendment”) to the Company’s registration statement on form S-1 (file No. 333-145082) (or by filing a new registration statement (“New Registration Statement”) if the P/E Amendment is not available) with the United States Securities and Exchange Commission in order for the P/E Amendment or the New Registration Statement to be become effective within 120 days of closing of the Offering.
If the Company fails to comply with this obligation within the specified time period, the Company will pay to the purchasers as a penalty for such failure, a penalty of additional Common Shares equal to 1.2% of the number of shares purchased by the purchaser in the Offering.  This penalty shall be paid monthly, until the Company complies with such obligation.

Listing:	The existing common shares trade OTC under the symbol “LGDI”. Application will be made to list the Common Shares on the American Stock Exchange.
Syndicate:	BMO Capital Markets 80% / BBY Australia 10%, Wellington West 10% BMO Capital Markets – Lead Agent & Sole Bookrunner
Selling Concession:	$0.065 per Common Share
Closing:	June 3, 2008

1

SCHEDULE “B”

CANADIAN ACCREDITED INVESTOR STATUS CERTIFICATE

The categories listed herein contain certain specifically defined terms.  If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Subscriber of the Common Shares, the Subscriber, on its own behalf and on behalf of each Disclosed Principal for whom the Subscriber is contracting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)
the Subscriber is resident in or otherwise subject to the securities laws of one of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b)	the Subscriber is purchasing the Common Shares as principal for its own account and not for the benefit of any other person;

(c)
the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)	upon execution of this Schedule “B” by the Subscriber, this Schedule “B” shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	a Canadian financial institution, or a Schedule III bank;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI45-106;

☐	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)
a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

☐	(v)
a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof, the following definitions are included for convenience:

(a)
“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)
“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)	“financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)
“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)
“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(h)
“mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(i)	“non-redeemable investment fund” means an issuer,

(A) whose primary purpose is to invest money provided by its securityholders,

(B) that does not invest,

(i) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(C) that is not a mutual fund;

(j)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)
“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time.  If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	____________________	Signed:	________________________________

_________________________________ Witness (If Subscriber is an individual)		__________________________________________ Print the name of Subscriber

_________________________________ Print the name of Witness		__________________________________________ If Subscriber is a corporation, print name and title of Authorized Signing Officer

SCHEDULE “C”

U.S. ACCREDITED INVESTOR CERTIFICATE

The undersigned Subscriber hereby certifies that it is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933, as amended (the “Act”). The specific category(ies) of Accredited Investor applicable to the undersigned is/are initialled below.

ALL REFERENCES TO DOLLAR AMOUNTS IN THIS SCHEDULE “B” ARE TO THE LAWFUL CURRENCY OF THE UNITED STATES.

_____
(1)  a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

_____	(2) any private business development company as defined in Section 202(a)(22) of the 1940 Act;

_____
(3)  any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of $5,000,000;

_____
(4)  any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Act;

_____	(5) any director or executive officer of the Company;

_____	(6) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds US$1,000,000;

_____
(7)  any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(8) any entity in which all of the equity owners are Accredited Investors.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Certificate this            day of ________________________, 2008.

______________________________________
Name of Subscriber

By: ___________________________________
Authorized Individual